SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 14, 2004
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)




                              RESERVE BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                      0-49696               23-3102103
----------------------------            ----------            -------------
(State or other jurisdiction            (File No.)            (IRS Employer
     of incorporation)                                    Identification Number)


2000 Mt. Troy Road, Pittsburgh, Pennsylvania                      15212
--------------------------------------------                      -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (412) 322-6107
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                              RESERVE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5. Other Events
        ------------

         On June 14, 2004, the Board of Directors of the Registrant announced that it had approved a stock repurchase plan, as described in the Press Release dated June 14, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits
        -----------------------------------------

         (c) Exhibits.

                  99       Press Release dated June 14, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                  RESERVE BANCORP, INC.



Date: June 15, 2004                      By:      /s/Robert B. Kastan
                                                  ------------------------------
                                                  Robert B. Kastan
                                                  Treasurer and Controller